NUVEEN SHORT DURATION BOND FUND

NUVEEN MULTI-STRATEGY CORE BOND FUND

NUVEEN HIGH YIELD BOND FUND

SUPPLEMENT DATED JUNE 24, 2011

TO THE PROSPECTUS DATED

JANUARY 18, 2011

Proposed Reorganizations of

Nuveen Short Duration Bond Fund into Nuveen Short Term Bond Fund

Nuveen Multi-Strategy Core Bond Fund into Nuveen Total Return Bond Fund

Nuveen High Yield Bond Fund into Nuveen High Income Bond Fund

The Board of Trustees/Directors of Nuveen Investment Trust III (the “Trust”) and Nuveen Investment Funds, Inc. (the “Company”) has approved the reorganization of (a) Nuveen Short Duration Bond Fund, a series of the Trust, into Nuveen Short Term Bond Fund, a series of the Company, (b) Nuveen Multi-Strategy Core Bond Fund, a series of the Trust, into Nuveen Total Return Bond Fund, a series of the Company, and (c) Nuveen High Yield Bond Fund, a series of the Trust, into Nuveen High Income Bond Fund, a series of the Company. Each of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Core Bond Fund and Nuveen High Yield Bond Fund is referred to as an “Acquired Fund” and each of Nuveen Short Term Bond Fund, Nuveen Total Return Bond Fund and Nuveen High Income Bond Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in August 2011.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV3P-0611P